                                                                    Exhbit 10.24

                                    SUBLEASE

                   618 PUTNAM AVENUE, CAMBRIDGE, MASSACHUSETTS

     This Sublease is made as of February 1, 1999 (the "Effective Date") between VERTEX PHARMACEUTICALS INCORPORATED ("Sublessor"); having an office at 130 Waverly Street, Cambridge, MA 02139, and ALTUS BIOLOGICS INC. ("Sublessee"), having an office at 625 Putnam Avenue, Cambridge, MA 02139.

                                    RECITALS

A. The Sublessor, as tenant, entered into a certain lease dated October 2, 1992, as amended by a First Amendment to Lease dated as of March 1, 1995, and a Second Amendment to Lease dated as of February 12, 1997 (said lease, as so amended, being hereinafter referred to as the "Prime Lease"), with C. Vincent Vappi (the "Landlord"), as landlord, leasing certain premises consisting of approximately 35,000 rentable square feet located at 618 Putnam Avenue, 40 Allston Street, 228 Sidney Street and 240 Sidney Street, all in Cambridge, Massachusetts, and the parcels of land. on which such buildings are located, as more fully described in the Prime Lease (together, the "Vertex Premises").

B. The parties have agreed that the Sublessor shall sublease a portion of the Vertex Premises to Sublessee.

C. The Landlord has agreed to consent to this Sublease.

     NOW THEREFORE, the parties covenant and agree as follows:

1. Subleased Premises. The "Subleased Premises" shall mean the building located at 618 Putnam Street, Cambridge, Massachusetts, consisting of approximately 3,000 rentable square feet as shown in Exhibit A attached hereto (the "Building"), together with rights to use the associated parking lot shown on the Site Plan attached hereto as Exhibit B.

2. Sublease. Sublessor hereby subleases to Sublessee the Subleased Premises on the terms and conditions set forth in this Sublease. The Subleased Premises are demised "as is" in their current state of condition and shall be used for general office, research and development, laboratory and light manufacturing uses, and for no other purposes.

3. Term. The Term of this Sublease shall commence on the Effective Date first set forth above and shall end on the December 31, 2000 (the "Termination Date"), unless otherwise sooner terminated in accordance with the provisions of this. Sublease or the Master Lease, subject to Sublessee's option to extend as provided in Section 4 below.

4. Sublessee's Option to Extend. Sublessee shall have. the right to extend this Sublease for an additional term of three (3) years ending on December 31, 2003, upon the same terms and conditions set forth herein; provided, however that the Base Rent shall increase effective as of January 1, 2002 as set forth in Section
5.1 below. Sublessee's option to so extend the term shall be exercisable by written notice given to Sublessor not later than June 30, 2000.

5. Rent.

     5.1 Sublessee shall pay to Sublessor, without notice or demand, at Sublessor's address set forth above, $10.37 per rentable square foot of the Subleased Premises, or $31,110 annually, payable in monthly installments of $2,592.50 (the "Base Rent") on the first day of each calendar month during the term hereof. If Sublessee exercises its option to extend the term of this Sublease under Section 4, the Base Rent shall increase to $11.93 per rentable square foot of the Subleased Premises, or $35,790 annually, payable in monthly installments of $2,982.50, effective from and after January 1, 2002.

     5.2 In addition to the Base Rent, Sublessee shall pay Sublessee's Share of all Common Operating Expenses. For purposes of this Sublease, "Rent" shall mean Base Rent and Sublessee's Share of the Common Operating Expenses. "Sublessee's Share" shall mean 8.6%. "Common Operating Expenses" shall mean any and all costs and expenses incurred by Sublessor with respect to the Vertex Premises as a whole, including but not limited to the following:

     (i) The casualty and liability insurance maintained by the Landlord concerning the Vertex Premises;

     (ii) Any real estate taxes and the amortized portion of municipal assessments payable by the Landlord with respect to the Vertex Premises;

     (iii) Any maintenance, repairs and replacements to any plumbing, electrical or other systems which are integrated with the Vertex Premises as a whole;

     (iv) Any charges by any public authority or utility for electricity, telephone, gas and cleaning and maintenance rendered to the Vertex Premises as a whole and service inspections made therefor, whether called charge, tax, assessment, use fee or otherwise and other sums which by the terms of this Sublease or the Prime Lease are to be paid by the Sublessor with respect to the Vertex Premises as a whole;

     (v) All water and sewer charges payable with respect to the Vertex Premises as a whole;

     (vi) All costs of providing the services described in Section 10 below, to the extent that such services are provided by Sublessee with respect to the Shared Premises or the Vertex. Premises as a whole; and

     (vii) Any other costs and expenses that Sublessor is required to pay to or for the benefit of the Landlord as additional rent under the Prime Lease.

     5.3 Sublessee shall prepay to Sublessor monthly as Additional Rent, in the same manner as Base Rent, one-twelfth (1/12) of the total of all such amounts as the Sublessee may from time to time reasonably estimate will be payable annually by Sublessor on account of Common Operating Expenses for the applicable fiscal year, which prepayments the Sublessor agrees shall be applied without interest to such amounts as actually become payable. The amounts actually so payable shall be determined annually (or upon termination of this Sublease if earlier), and the amount of any overpayment refunded to Sublessee or any underpayment paid to Sublessor within 30 days after receipt of Sublessor's invoice for the same. Estimates of the amounts included in the monthly payments on account of Common Operating Expenses with respect to real estate taxes and insurance shall be made and readjusted based on the most recent actual bills.

     5.4 If Sublessor shall receive any refund or settlement or other reimbursement on account of a reduction of real estate taxes paid by Sublessor during the term hereof, Sublessee's Share of such amount shall be refunded to Sublessee.

6. Sublessee's Operating Expenses. Sublessee shall pay when due all charges by public authority or utility for electricity, telephone, gas and cleaning and maintenance rendered solely to the Subleased Premises, if any, and service inspections made therefor, whether called charge, tax, assessment, use fee or otherwise, any water and sewer charges solely with respect to the Subleased Premises, and any other sums which by the terms of this Sublease are to be paid by the Sublessee with respect to the Subleased Premises.

7. Parking. Sublessee shall have the right to use the entire parking lot included in the Subleased Premises for six (6) parking spaces for its employees and guests. Sublessor and Sublessee agree to cooperate with each other to assist in meeting any temporary overflow parking needs of either party.

8. Repairs, Replacements and Modifications to Subleased Premises.

     8.1 Repairs and replacements to the Subleased Premises (except those with respect to the Vertex Premises as a whole) which are either required under the Prime Lease or desired by Sublessee will be performed by Sublessee at its expense, subject to the Landlord's prior written consent to the extent required under the Prime Lease and subject to the prior written consent of Sublessor to the extent required under Section 8.2 below.

     8.2 Any of the following repairs, replacements or modifications to the Subleased Premises shall require the prior written consent of Sublessor, which consent shall not be unreasonably withheld or delayed:

     (i) Any repairs, replacements or modifications to structural or fire protection systems;

     (ii) Any repairs, replacements or modifications affecting the Building envelope and/or outside grounds;

     (iii) Any repairs, replacements or modifications involving systems shared between the Building and the other portions of the Vertex Premises;

     (iv) Any repairs, replacements or modifications involving mechanical, electrical, or plumbing (MEP) systems with an estimated aggregate cost in excess of $5,000 or involving any main distribution branches or primary/secondary operating equipment;

     (v) Any repairs, replacements or modifications of any kind having an estimated aggregate cost in excess of $5,000 or requiring a building permit.

     8.3 In the event Sublessee wishes to make repairs, replacements or modifications requiring Sublessor's consent under Section 8.2, Sublessee shall submit plans to Sublessor for approval. Sublessor's approval or disapproval shall be rendered within five (5) business days after receipt of such plans. In the event of disapproval, Sublessor shall state in specific detail the reasons for disapproval and Sublessee may resubmit to Sublessor plans which address.-Sublessor's reasons for disapproval. Sublessor shall then have five (5) business days to grant its approval or disapproval. In the event of. failure by Sublessor to tender a decision within the stated timeframe, the proposed repairs, replacements or modifications shall be deemed approved, and Sublessee may proceed with such repairs, replacements or modifications as proposed, subject to the Landlord's approval to the extent required under the Prime Lease. A full set of as-built plans and specifications shall be submitted to Sublessor within 30 days after completion of any Building modifications hereunder.

     8.4 Sublessee will be responsible for managing all contractors engaged by it to perform work in the Subleased Premises. Until July 1, 1999, Sublessee shall use the following contractors to perform the following repair, replacement, modification and/or maintenance services in the Building:

Construction management and carpentry   Sarcon Corporation
HVAC and mechanical services            Fred Williams Co.
Plumbing and fire protection            O'Keefe Plumbing
Electrical                              Network Electrical

Sublessee shall have direct contact with these contractors, shall develop its own project plans and budgets, and shall manage all work performed by such contractors. All contractors shall obtain necessary building permits as required, in the name of Sublessee, having a business address at 625 Putnam Avenue, Cambridge, MA. Sublessee may use any architectural and/or mechanical design contractor it chooses to develop plans and specifications.

Effective as of July 1, 1999, Sublessee may continue to use the above named contractors or use contractors of its own choosing; provided, however, that all contractors chosen by Sublessee to perform the above-described services must be approved in advance by Sublessor, which approval shall not be unreasonably withheld or delayed.

9. Signage. All signs affixed to the Subleased Premises shall be subject to (i) applicable laws and regulations, including without limitation the City of Cambridge Zoning By-Law, as amended from time to time, and (ii) Sublessor's prior written approval. Sublessor hereby consents to the removal of the "Altus" sign currently on the Building, and agrees that the "Altus" sign currently on the 240 Sidney building may be moved to the Building, in each case at Sublessee's expense. Sublessee shall be solely responsible for moving, replacing or adding any other signs approved by Sublessor to the Subleased Premises, at Sublessee's expense. Upon the expiration or sooner termination of this Sublease, Sublessee shall promptly remove any signs placed by it on the Subleased Premises and repair any damage resulting therefrom at Sublessee's cost and expense.

10. Services. Sublessor shall be responsible for. and shall provide maintenance, including repairs and replacement when necessary, of the outside grounds, Building exterior, roof, and common mechanical equipment, snow removal, landscaping, exterior lighting, and general parking lot cleaning of the Subleased Premises. Notwithstanding anything to the contrary in this Sublease, the foregoing services shall be the only services to which Sublessee is entitled hereunder. Sublessee shall be fully responsible for the cost of any such services that are provided solely to the Subleased Premises.

11. Insurance. Sublessee will maintain all insurance policies in effect necessary to operate its business at the Subleased Premises, including without limitation (i) general liability insurance including customary and usual coverage for environmental liability, (ii) all risk business personal property insurance covering personal property located at the Subleased Premises, and
(iii) workers compensation insurance. Sublessee shall provide evidence of such insurance upon request of Sublessor and shall name Sublessor as an additional insured in all cases where appropriate.

12. Restoration of Subleased Premises Upon Termination. Upon termination of the Sublease, Sublessor may require Sublessee to restore the Subleased Premises to their condition as of the Effective Date reasonable wear and tear excepted. Restoration requirements for any modifications made to the Subleased Premises after the Effective Date will be agreed upon by Sublessor and Sublessee no later than 60 days prior to the Termination Date.

13. No Assignment or Subletting. The Sublessee shall not assign this Sublease or further sublet all or any part of the Subleased Premises in whole or in part, and shall not permit Sublessee's interest in this Sublease to be vested in any third party by operation of law or otherwise, without the prior written consent of Sublessor and the Landlord. Notwithstanding the foregoing, Sublessor agrees that in the event that ownership of Sublessee's industrial business (as defined in its 1999 business plan) shall change, subject to Sublessor's consent, which will not be unreasonably withheld, and subject to the Landlord's consent, Altus may sublease a portion of the Subleased Premises to the new owner thereof upon the same terms and conditions as set forth herein; provided, however, that Sublessee shall remain primarily liable for any payment and performance obligations under this Sublease. All references herein to Sublessor and Sublessee shall include their respective permitted assigns and successors, and this Sublease shall be binding upon and inure to the benefit of Sublessor, Sublessee and their respective permitted assigns and successors.

14. Provisions of Prime Lease. This Sublease is subject and subordinate to the Prime Lease. Except as otherwise set forth herein, all applicable terms and conditions of the Prime Lease are incorporated into and made a part of this Sublease as if Sublessor were the lessor thereunder, Sublessee the lessee thereunder and the Subleased Premises were the Prime Lease Premises In case of any breach hereof by Sublessee, Sublessor shall have all the rights against Sublessee as would be available to the lessor against the lessee under the Prime Lease if such breach were by the lessee thereunder. Sublessee assumes and agrees to perform the lessee's obligations under the Prime Lease during the Term to the extent that such obligation is applicable to the Subleased Premises. Sublessee shall not commit or suffer any act or omission that will violate any provisions of the Prime Lease. Sublessor shall exercise due diligence in attempting to cause the Landlord to perform his obligations under the Prime Lease for the benefit of Sublessee, and shall perform all of Tenant's obligations thereunder. If the Prime Lease terminates, this Sublease shall terminate and the parties shall be relieved of any further liability or obligation under this

Sublease, provided, however, that if the Prime Lease terminates as a result of a default or breach by Sublessor or Sublessee under this Sublease and/or the Prime Lease, then the defaulting party shall be liable to the non-defaulting party for the damage suffered as a result of such termination. Sublessor shall notify Sublessee in advance of any proposed amendment of the Prime Lease and shall not agree to any termination of the Prime Lease or to any modifications thereto that would adversely affect Sublessee's rights and obligations hereunder without Sublessee's prior written consent.

15. Notices. All notices and demands which are required or permitted to be given by either party on the other hereunder shall be in writing. All notices and demands by either party shall be hand delivered. or sent by first class mail addressed to the other party at its address set forth above or to such other person or place as either party may from time to time designate in the manner herein provided. Either party may, by notice in writing, direct that future notices or demands be sent to a different address.

16. Entire Agreement. All prior understandings and agreements between the parties with respect to the subject matter hereof, including without limitation the Letter of Intent between the parties dated as of February 1, 1999, are merged within this Sublease, which alone fully and completely sets forth the understanding of the parties; and this Sublease may not be changed or terminated orally or in any manner other than by an agreement in writing and signed. by the party against whom enforcement of the change or termination is sought.

17. Consent of Landlord. This Sublease is contingent upon, and shall not be effective until, the consent of the Landlord is obtained. If such consent is not obtained on or before March 4, 1999, then either party may terminate this Sublease by notice to the other party and in such event this Sublease shall become null and void and neither party shall have any further obligations hereunder.

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the Date first set forth above.

SUBLESSOR:                              SUBLESSEE:
VERTEX PHARMACEUTICALS                  ALTUS BIOLOGICS INC.


By: /s/ Thomas G. Auchincloss, Jr.      By: /s/ Peter Lanciano
    ---------------------------------       ------------------------------------
    Thomas G. Auchincloss, Jr.              Peter Lanciano
    Vice President, Finance                 President

Dated: April 9, 1999                    Dated: April 13, 1999

CONSENT OF LANDLORD:

The undersigned hereby (i) consents to. the foregoing Sublease, (ii) acknowledges and confirms that the Lease dated October 2, 1992, as amended by a First Amendment to Lease dated .as of March 1, 1995, and a Second Amendment to Lease dated as of February 12, 1997, between Vertex Pharmaceuticals Incorporated and the undersigned is in full force and effect, (iii) consents to the use of the Subleased Premises (as defined in the foregoing Sublease) for general office, research and development, laboratory and light manufacturing. uses, and (iv) consents to the use of inflammable fluids and chemicals within the Subleased Premises, subject to the other terms and conditions of the above-referenced Prime Lease.


/s/ C. Vincent Vappi
-------------------------------------
C.Vincent Vappi

Dated: March 4, 1999

                                      [MAP]

                                      [MAP]

                           FIRST AMENDMENT TO SUBLEASE

                   618 Putnam Avenue, Cambridge, Massachusetts

     This First Amendment to Sublease is made as of December 31, 2003 between VERTEX PHARMACEUTICALS INCORPORATED ("Sublessor"), having an office at 130 Waverly Street, Cambridge, MA 02139, and ALTUS BIOLOGICS INC. ("Sublessee"), having an office at 625 Putnam Avenue, Cambridge, MA 02139.

                                    RECITALS

A. Sublessor and Sublessee entered into a Sublease dated as of February 1, 1999, with respect to certain premises consisting of approximately 3,000 rentable square feet at 618 Putnam Avenue, Cambridge, Massachusetts, being a portion of the premises leased by Sublessor as tenant under a lease ("Prime Lease") with C. Vincent Vappi, predecessor in interest to the current landlord, 240 Sidney Street, LLC ("Prime Landlord") as landlord (as amended, the "Sublease").

B. Sublessee previously exercised its option to extend the term of the Sublease so that the Sublease was to expire on December 31, 2003, pursuant to Section 4 of the Sublease.

C. Sublessor and Sublessee desire to amend the Sublease in accordance with the terms and provisions set forth in this First Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which both parties acknowledge, the parties covenant and agree as follows:

1. Term. The Term of the Sublease is further extended by this First Amendment (the "First Amendment Extension Term") such that the Sublease shall expire on December 31, 2006 (as extended, the new termination date is the "Termination Date"), unless otherwise sooner terminated in accordance with the provisions of the Sublease or the Prime Lease.

2. Rent. The annual Base Rent during the First Amendment Extension Term shall continue to be $35,790.00, payable in monthly installments of $2,982.50 on the first day of each calendar month during the First Amendment Extension Term.

3. Construction. Section 8.4 of the Sublease is deleted and of no further force nor effect.

4. Services. Section 10 of the Sublease is amended to delete the word "landscaping" from the third line.

5. Brokers. Sublessor and Sublessee represent and warrant to each other that neither has dealt with any brokers in connection with this First Amendment and each agrees to defend, with counsel approved by the other, indemnify and save the other harmless from and against any and all cost, expense or liability for any compensation, commissions or charges claimed by a broker or agent in connection with this First Amendment.

6. Defined Terms. Terms not otherwise defined herein shall have the meaning given to said terms by the Sublease.

7. Ratification. The Sublease, as amended hereby, is ratified, confirmed and deemed in full force and effect in accordance with its terms. Each party represents to the other that such party (a) is currently unaware of any default by the other party under the Sublease; and (b) has full power and authority to execute and deliver this First Amendment and this First Amendment represents a valid and binding obligation of such party enforceable in accordance with its terms.

8. Reference to Prime Lease. The references to the Prime Lease in the Sublease shall include the Third Amendment to Lease ("Third Amendment to Prime Lease") dated as of March 31, 2003 between Prime Landlord and Sublessor. A copy of the Third Amendment to Prime Lease as well as the Prime Lease and previous amendments to the Prime Lease are attached as Exhibit A to this First Amendment.

9. Consent Of Prime Landlord. This First Amendment is contingent upon, and shall not be effective until, (i) this Sublease is fully executed by Sublessor and Sublessee and (ii) Sublessor and Sublessee obtain the written consent of the Prime Landlord to this First Amendment as provided under the terms of the Prime Lease. If such consent is not obtained on or before January 31, 2004 then either party may terminate this First Amendment by notice to the other party and in such event this Sublease shall become null and void and neither party shall have any further obligations hereunder.

     IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the date first set forth above.

SUBLESSOR:                              SUBLESSEE:
VERTEX PHARMACEUTICALS                  ALTUS BIOLOGICS INC.


By: /s/ [Illegible]                     By: /s/ Peter Lanciano
    ---------------------------------       ------------------------------------

CONSENT OF LANDLORD:

The undersigned hereby consents to the foregoing First Amendment to Sublease.

240 SIDNEY STREET, LLC


By: /s/ C. Vincent Vappi
    ---------------------------------
    President

               LETTER OF INTENT FOR SUBLEASE OF 618 PUTNAM AVENUE

           VERTEX PHARMACEUTICALS INCORPORATED & ALTUS BIOLOGICS INC.

SUBLESSEE:                       Altus Biologics Inc. ("Altus")

SUBLESSOR:                       Vertex Pharmaceuticals Incorporated ("Vertex")

LANDLORD:                        C.  Vincent Vappi ("Vappi")

PRIME LEASE:                     Lease dated October 1, 1992 between Landlord
                                 and Sublessor as amended by First Amendment
                                 dated 3/1/95 and Second Amendment dated 2/12/97

DESCRIPTION OF THE TRANSACTION:  Landlord has given consent in principle to allow Altus to lease a portion of the Vertex
                                 Premises provided that the agreement is a sublease from Vertex to Altus with Vertex remaining as the prime tenant. Vertex will also remain fully responsible for all of its tenant covenants listed in the Prime Lease and subsequent amendments. Vertex shall not agree to any termination of the Prime Lease or to any modifications thereto that would adversely affect Altus' rights and obligations hereunder without Altus' prior written consent. All references herein to Vertex and Altus shall include their successors and permitted assigns.

SPACE: The Subleased Premises include 3,000 rentable at 618 Putnam Avenue, Cambridge, MA (the
                                 "Building") shown on the attached Floor Plan, noted as Exhibit A together with rights to use the associated parking lot shown on the Site
                                 Plan attached hereto as Exhibit B. The Vertex
                                 Premises include 35,000 rentable square feet located at 618 Putnam Avenue, 40 Allston
                                 Street, 228 Sidney Street and 240 Sidney
                                 Street. As used herein, "Sublessee's Share" shall be 8.6%.

TERM:                            February 1, 1999 through December 31, 2000.

OPTION TO EXTEND:                Altus will have one (1) three year Option to
                                 extend: January 1, 2001 through December 31,
                                 2003.

RENT: $10.37 per rentable square foot per annum, plus a prorata share of all taxes, utilities, insurance, and other operating costs. Option
                                 Period: $10.37 rate continues until 12/31/01, then increases to $11.93 as of 1/1/02.

PARKING: Altus shall have the right to use the entire parking lot associated with the Building as shown on the Site Plan attached as Exhibit, which lot includes six (6) parking spaces.
                                 Vertex and Altus agree to cooperate with each other to assist in meeting any temporary overflow parking needs.

OPERATING COSTS:                 Altus shall pay to Vertex the Sublessee's Share
                                 of Common Operating Costs, including but not
                                 limited to utilities, real estate taxes, fire
                                 and casualty insurance, exterior maintenance
                                 and snow plowing, and repair and replacements
                                 to any plumbing, electrical or other systems
                                 which are integrated with the Vertex Premises
                                 as a whole. Repairs and replacements to the
                                 Building (except those described in the
                                 previous sentence) which are either required
                                 under the Lease or approved by Altus will be
                                 performed by Altus at its expense, subject to
                                 Vertex's approval to the extent required under
                                 "Modifications" below.

MODIFICATIONS:                   Altus will not undertake any repairs,
                                 replacements or modifications to the following
                                 areas of the Subleased Premises without the
                                 written consent of Vertex, such consent not to
                                 be unreasonably withheld.

                                 ___  All structural and fire protection systems

                                 ___  All work encroaching on the building
                                      envelope and/or outside grounds

                                 ___ All work involving shared systems between Vertex and Altus

                                 ___ All work involving mechanical, electrical, or plumbing (MEP) systems in excess of $5,000 or involving any main distribution branches or primary/secondary operating equipment

                                 ___ All work in excess of $5,000 or requiring a building permit

                                 In the event Altus requires such repairs, replacements or modifications, Altus shall submit plans to Vertex for approval, Vertex approval/disapproval to be rendered within five
                                 (5) business days. In the event of disapproval, Vertex shall state in specific detail the reasons for disapproval and Altus may resubmit to Vertex plans which address Vertex's reasons for disapproval. Vertex shall then have five
                                 (5) business days to grant its approval.
                                 Failure by Vertex to tender a decision within the stated timeframe will result in the proposed repairs, replacements or modifications being deemed approved and Altus may proceed without further approvals.

RESTORATION:                     Upon termination of the Sublease, Vertex may
                                 require Altus to restore the subleased premises
                                 to their condition as of 2/1/99. Restoration
                                 requirements for any later modifications will
                                 be agreed upon by Sublessor and Sublessee no
                                 later than 60 days prior to the termination
                                 date.

INSURANCE:                       Altus will reimburse Vertex for the
                                 Sublessee's, Share of the fire and casualty
                                 insurance maintained by the Landlord on the
                                 Vertex Premises. Altus will maintain all
                                 insurance policies in effect necessary to
                                 operate a laboratory facility and shall
                                 maintain comprehensive public liability
                                 insurance on the Building and associated
                                 parking lot and shall provide evidence of such
                                 insurance upon request of Vertex, and shall
                                 name Vertex as an additional insured in all
                                 cases where appropriate.

RIGHT TO SUBLEASE/ASSIGN:        Altus will not have the right to sublease or
                                 assign any portion of the Subleased Premises
                                 during the term of the Sublease. Vertex agrees
                                 that in the event that ownership of Altus'
                                 industrial business shall change, subject to
                                 Vertex's consent, which will not be
                                 unreasonably withheld, and subject to the
                                 Landlord's consent, Altus may sublease a
                                 portion of the Subleased Premises to the new
                                 owner thereof upon the same terms and
                                 conditions as Altus' Sublease.

CONTINGENCIES:                   This Letter of Intent does not constitute a
                                 present binding Sublease but does constitute a
                                 binding agreement to enter into a Sublease on
                                 or before March 4, 1999 upon the terms and
                                 conditions stated herein and upon such
                                 additional terms and conditions as shall be
                                 approved by the parties, such approval not to
                                 be unreasonably withheld, provided that the
                                 following conditions are satisfied on or before
                                 March 4, 1999: (i) written consent by the
                                 Landlord to the Sublease together with the
                                 other consents and acknowledgments described in
                                 the following sentence., (ii) the Closing of
                                 the transaction contemplated by Reorganization
                                 Agreement dated January 29, 1999. The parties
                                 agree to use all reasonable efforts to secure
                                 the written consent of the Landlord to the
                                 Sublease and to Altus' manufacturing use of the
                                 Subleased Premises (including use of
                                 flammables), and the Landlord's acknowledgment
                                 that the Second Amendment to the Prime Lease is
                                 in effect. The parties shall proceed on the
                                 basis of this Letter of Intent, and their
                                 respective rights and obligations with respect
                                 to the Subleased Premises and Altus' occupancy
                                 thereof shall be governed by the terms hereof,
                                 until the earlier of (a) execution of a
                                 definitive Sublease agreement as contemplated
                                 herein, or (b) March 4, 1999, or (c) receipt of
                                 notice from the Landlord that he will not
                                 consent to the subletting of the Subleased
                                 Premises to Altus.

Accepted and Agreed to by the parties hereto as of the 1st day of February, 1999.

                                        VERTEX PHARMACEUTICALS INCORPORATED


                                        By: /s/ Thomas G. Auchincloss, Jr.
                                            ------------------------------------
                                            Thomas G. Auchincloss, Jr.
                                            Vice President, Finance

                                        ALTUS BIOLOGICS INC.


                                        By: /s/ Peter Lanciano
                                            ------------------------------------
                                            Peter Lanciano
                                            President

EXHIBIT A

                                      LEASE

     I. C. Vincent Vappi ("Landlord"), hereby leases unto Vertex Pharmaceuticals Incorporated, a Massachusetts corporation, with an address at 40 Allston Street, Cambridge, Massachusetts 02139 ("Tenant") the following premises:

     (i) The "618 Putnam Premises": consisting of 3,000 square feet of the building situated at 618 Putnam Avenue, Cambridge, Massachusetts 02139 (the "618 Putnam Building") as shown on the floor plan attached hereto as Exhibit A-1 and made a part hereof;

     (ii) The "40 Allston Premises": consisting of 10,000 square feet of the building located at 40 Allston Street, Cambridge, Massachusetts (the "40 Allston Building") as shown on the floor plan attached hereto as Exhibit A-2 and made a part hereof;

     (iii) The "228 Sidney Premises": consisting of 6,000 rentable square feet of the building located at 228 Sidney Street, Cambridge, Massachusetts (the "228 Sidney Building") as shown on the floor plan attached hereto as Exhibit A-3 and made a part hereof; and

     (iv) The "240 Sidney Premises": consisting of 5,500 rentable square feet of the building located at 240 Sidney Street, Cambridge, Massachusetts (the "240 Sidney Building") as shown on the floor plan attached hereto as Exhibit A-4 and made a part hereof.

     As used herein the term "Premises" shall mean and refer to. the 618 Putnam Premises, the 40 Allston Premises, the 228 Sidney Premises and such portions of the 240 Sidney Building as may be leased by Tenant from time to time as hereafter provided. As used herein the term "Buildings" shall mean and refer to the 618 Putnam Building, the 40 Allston Building, the 228 Sidney Building and the 240 Sidney Building. As used herein, the term "Property" shall mean and refer to the land on which one of the Buildings is located and the term "Properties" shall mean and refer to all of the parcels of land upon which the Buildings are located.

     On November 1, 1992, the following premises shall be added to and included with the 240 Sidney Premises: 3,800 rentable square feet of the rear section of the second floor of the 240 Sidney Building shown as "Phase-II" on Exhibit A-4.

     Tenant shall also have the option to expand the 240 Sidney Premises to include the remaining 2,500 rentable square feet of space in the 240 Sidney Building (i.e., the front section of first floor shown as "Phase III" on Exhibit A-4) exercisable upon written notice to Landlord. This option shall expire if it is not exercised within one year commencing with the commencement date of this lease. In the event Tenant exercises such election, said expansion space shall be deemed to be added to and included within the 240 Sidney Premises commencing on the date which is thirty days after the date the notice of such election is given.

     The Premises are leased subject to and with the benefit of existing easements, rights and encumbrances of record. Landlord warrants and represents that there are no mortgages or other liens of record on the Properties other than the mortgages in favor of The Boston Five Cents Savings Bank, FSB. Tenant shall have the exclusive right to use all parking spaces located on the Properties and all other walkways, drives and other common areas, subject to the right of

Landlord to use four parking spaces in the parking lot serving 228 Sidney Premises and the 240 Sidney Premises.

     II. TO HAVE AND TO HOLD for a term beginning with the FIRST day of October, 1992 and ending with the THIRTY-FIRST day of DECEMBER, 1994 (the "Original Term"), unless sooner terminated as hereinafter provided, and to be used solely for general office, Research and Development and Laboratory uses. As of the date of execution hereof the Premises are presently being leased by Tenant from Landlord pursuant to four separate leases (the "Existing Leases"). As of the Commencement Date of this Lease, the respective terms of each of the Existing Leases shall cease and terminate as if such date was the date originally fixed for the-expiration of such leases. The $36,000.00 security deposit paid to Landlord under the existing leases shall continue to be held by Landlord as security for Tenant's obligations under this Lease. Said security deposit (or any balance due Tenant after deducting any amounts due Landlord due to Tenant's breach of its obligations under this Lease) shall be refunded to Tenant within thirty (30) days after the expiration of this Lease.

     Tenant shall have the right to extend the term of this Lease for an additional term of two (2) years the "Extended Term", by giving written notice to the Landlord which notice must be received by Landlord on or before December 31, 1993, and which notice must specify Tenant's election to extend the term of the Lease. It shall be a condition precedent to the right of the Tenant to extend the term that no uncured Event of Default hereunder shall exist under this Lease either upon the date Tenant gives the notice of Tenant's election to extend the term or upon the date of the commencement of the extension of the Lease term. If the term of the Lease is extended as herein provided, such extension shall be upon all of the same terms and conditions as the Original Term except that the Base Rent during the Extended Term shall be the product of the total square footage of the Premises multiplied by $10.20, and Tenant shall at all times only have one option to extend the term of this Lease. As used herein, the word "term" shall mean the Original Term and, upon the exercise of Tenant's election to extend the term, the Extended Term.

     III. YIELDING AND PAYING a fixed rent at the rate of $18,844.58 for the month of October, 1992, and $21,767.42 per month thereafter (i.e., the product of the total rentable square footage of the Premises multiplied by $9.23 per square foot divided by twelve) (the "Base Rent"). The Base Rent does not include utility charges, taxes and Operating Expenses. The Base Rent shall be payable without deduction or offset (except as hereinafter specifically provided), in equal monthly installments on the first day of each calendar month in advance, the first monthly payment to be made on October 1, 1992, all payments to be made to Landlord or such agent, and at such place, as Landlord shall from time to time in writing designate, the following being now so designated: C. Vincent Vappi, 975 Memorial Drive, Number 1108,.. Cambridge, Massachusetts 02138. This is a triple net lease, except where this Lease specifically provides that an expense is an obligation of Landlord.

     Upon the addition of the Phase II Space and, if applicable the Phase III Space, the Base Rent shall be increased on the date such space is added to the Premises to $23,690.33 per month.

     IV. In addition to the Base Rent, payments of utilities and Operating Expenses (as hereinafter defined) shall be made as follows:

          (a) Tenant shall pay as additional rent an amount equal to the Operating Expenses for the applicable fiscal year, such amount to be apportioned for any fraction of a fiscal year in which the Commencement Date falls or the term ends and such costs and expenses as relate to the 240 Sidney Premises shall be apportioned to reflect the percentage of the total square footage of 240 Sidney Building included in the Premises from time to time.

          (b) As used in this paragraph, the following terms shall have the following meaning

               1. "fiscal year" shall mean any twelve month calendar year occurring during the term.

               2. "Operating Expenses" shall mean, with respect to the relevant fiscal year, the sum of all costs and expenses incurred by Landlord with respect to the following: the casualty and liability insurance maintained by Landlord concerning the Buildings or the Properties as hereinafter specified; any real estate taxes and the amortized portion of municipal assessments, payable by Landlord with respect to the Building or the Properties; any maintenance, repairs and replacements to the Buildings or the Properties performed by Landlord as required hereunder.

          (c) If Landlord shall receive any refund or settlement or other reimbursement on account of a reduction of real estate taxes, such amount shall be refunded to Tenant. Landlord shall take all actions necessary to preserve the right to apply for abatements of real estate taxes on each of the Buildings and shall file such applications for abatements and appeals therefrom as Tenant may request. In the event Landlord fails to do so, Tenant shall have the right to seek and pursue all necessary proceedings to obtain an abatement. All costs and expenses reasonably incurred by Landlord in connection with obtaining an abatement shall be reimbursed by Tenant.

          (d) Betterments, special assessments or other levies which represent onetime, non-annualized charges assessed or imposed against the Premises shall be amortized over twenty (20) years, or such shorter period for payment of such charges as is required by the assessing or imposing authority, and only such one-twentieth (1/20) of such charges or the stated periodic payment of such charges each year shall be included in Operating Expenses.

     The Tenant shall prepay to the Landlord monthly as Additional Rent, in the same manner as Base Rent, one-twelfth (1/12) of the total of all such amounts as the Landlord may from time to time reasonably estimate will be payable annually by Landlord on account of Operating Expenses for the applicable fiscal year,-which prepayments the Landlord agrees shall be applied without interest (other than such interest as the Mortgagee may credit or pay to the Landlord in. respect thereof) to such amounts as actually become payable. As soon as any such amounts so payable are actually determined, appropriate adjustments of any overpayments and underpayments shall be made. Estimates of the amounts included in the monthly payments on account of Operating Expenses with respect to real estate taxes and insurance shall be made and readjusted based on the most recent actual bills.

          (e) Landlord shall insure the Buildings in an amount equal to 100% of the replacement cost. thereof on an all risk basis. Landlord shall notify Tenant of any quotations obtained by Landlord with respect to the costs of any renewals or replacements of the insurance policies maintained by Landlord from time to time with respect to the Premises. Such notice (the "Premium Notice") shall provide a complete description of the coverages included in such quotation, the period of coverage and the cost of same on an annualized basis. Tenant shall have the right within thirty days after the date of the Premium Notice to submit to Landlord a quotation from a competitive insurance carrier qualified to do business in the Commonwealth of Massachusetts which has substantially the same financial rating as Landlord's insurance carrier (as designated by Best's insurance rating service) and, is at least of a substantially similar size (in terms of total assets) as Landlord's insurance carrier, in which such carrier agrees to provide the same coverage for the same term as described in the Premium Notice at a cost which is less than 90% of the cost set forth in the Premium Notice (the "Tenant's Quotation"). In the event that Tenant fails to provide the Tenant's Quotation within said thirty-day period, the Tenant shall be deemed to have waived its rights to submit a competing bid for the insurance premiums paid by Landlord with respect to the Premises in accordance with the Premium Notice for a period of one year. In the event that Tenant submits the Tenant's Quotation in compliance with all the terms and conditions herein set forth, Operating Expenses shall not include the amount by which the insurance premiums paid by Landlord exceed the amount stated in the Tenant's Quotation for a period of one year.

          (f) Landlord shall provide Tenant appropriate documentation and proof of payment of all amounts included in Operating Expenses (including, without limitation, copies of all tax bills within five days of the receipt thereof by Landlord).

          (g) The costs of any maintenance, repairs or replacements performed by Landlord shall be amortized over the remainder of the term and only such amortized portion shall be included in Operating Expenses for each fiscal year.

          (h) Tenant shall pay when due all charges by public authority or utility for electricity, telephone, gas and cleaning and maintenance rendered to the leased premises and service inspections made therefor, whether called charge, tax, assessment, use fee or otherwise, and other sums which by the terms of this Lease are to be paid by the Tenant.

          (i) Tenant shall reimburse Landlord for all water and sewer charges payable with respect to the Premises. Such reimbursement payments shall be made by Tenant' within 10 days of receipt by Tenant of bills for same and evidence that such bills have been paid by Landlord.

     As used herein the term "rent" shall mean the Base Rent and Operating Expenses.

     V. Tenant further covenants during the term and such further time as Tenant holds any part of the Premises:

          (a) to perform promptly all of the obligations of the Tenant set forth in this Lease;

          (b) that Tenant's taking possession shall be conclusive evidence as against Tenant that the Premises were in good order and satisfactory condition when Ten-ant took possession, damage by fire or unavoidable casualty and reasonable wear and tear excepted; to keep the interior nonstructural elements of the Premises in as good order, repair and condition as the same are in at the commencement of the Term, or may be put in thereafter, and all glass whole and in good condition with glass of the same. quality as that injured or broken; and at the termination of this Lease peaceably to yield up the Premises and all additions thereto in such order, repair and condition, first removing all personal property of Tenant, all signs and lettering, repairing any damage caused by such removal, leaving the Premises clean and neat, and returning to Landlord all keys, locks thereto and fixtures connected therewith. In the event of the Tenant's failure to remove any of Tenant's property from the Premises, Landlord is authorized, without liability to Tenant for loss or damage thereto, and at the sole risk of Tenant, to remove and store any of the property at Tenant's expense, or to retain same under Landlord's control or to sell at public or private sale, without notice, any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due hereunder, or to destroy such property. Landlord and Tenant specifically agree that Tenant will be installing certain equipment into the Premises (including, but not limited to, casework, hoods, benches and HVAC equipment), and that such equipment shall not become fixtures and that Tenant shall be entitled to remove all such equipment at the termination of this lease, provided that Tenant repairs any damage to the Premises caused by removal of such equipment;

          (c) not to injure, overload or deface the Premises or the Building, nor to permit in the Premises any auction sale or any inflammable fluids or chemicals or any nuisance or the emission therefrom of any objectionable noise or odor, nor to permit the use thereof for any purpose other than the purpose herein specified, nor any use thereof which is improper, offensive, contrary to law or ordinance, or liable to invalidate or increase the premiums for any insurance on the Building or its contents or liable to render necessary any alterations or additions to the Building; and subsequent to the initial build-out by the Tenant, which plans the Landlord hereby approves, not (without on each occasion obtaining the prior written consent of Landlord which shall not be unreasonably withheld or delayed) to make any alterations or additions or install any partitions, or to permit the making of any holes in any part of the building or the painting or placing of any signs, awnings, aerials or flagpoles, or the like, visible from outside the Premises;

          (d) not to obstruct in any manner any portion of the Building not hereby leased or the sidewalks or approaches to the Building or any inside windows or doors, and to conform to all reasonable rules now or hereafter made by Landlord for the care and use of the Building, its facilities and approaches;

          (e) to keep the Premises equipped with all safety appliances as are currently on the Premises, and to procure all licenses and permits, required by law or ordinance or any order or regulation of any public authority because of the use made of the Premises by Tenant;

          (f) to defend, save harmless and indemnify Landlord from any claims of liability for injury, loss, accident or. damage to any person or property while on the Premises, if not due to the negligence or misconduct of Landlord, and to any person or property anywhere occasioned by any omission, fault, negligence or other misconduct of Tenant and persons for whose conduct Tenant is legally responsible;

          (g) that all of the furnishings, fixtures, equipment effects and property of Tenant and of all persons claiming by, through or under Tenant which may be on the Premises or elsewhere in the Building, shall be at the sole risk and hazard of Tenant and if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the leakage or bursting of water pipes, steam pipes, or other pipes, by theft or from any other cause, no part of said loss or damage is to be charged to or to be borne by Landlord, except that Landlord shall in no event be indemnified or held harmless or exonerated from any liability to Tenant or to any other person, for any injury, loss, damage or liability caused by Landlord's negligence;

          (h) to permit Landlord and Landlord's agents: to examine the Premises at reasonable times, and if Landlord shall so elect, to make any repairs or additions Landlord may deem necessary or desirable; at Tenant's expense to remove any alterations, additions; partitions, signs, awnings, aerials or flagpoles, or the like, not consented to in writing; to show the Premises to prospective purchasers, mortgagees and tenants; and to keep affixed to any suitable part of the Premises during the three months preceding the expiration of the Term or any extension thereof appropriate notices for letting or selling;

          (i) not (without on each occasion obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed) to assign this Lease or to make any sublease. No consent to any of the foregoing in a specific instance shall operate as a waiver in any subsequent instance. If for any assignment or sublease consented to by Landlord hereunder Tenant receives rent or other consideration, either initially or over the term of the assignment or sublease, in excess of the total gross rent payable hereunder, or in case of sublease of part, in excess of such gross rent proportionately allocable to the part, after allowing Tenant. to retain from such excess an amount equal to the expenses incurred by Tenant in connection with the assignment or sublease, Tenant shall pay to Landlord as additional rent twenty-five percent (25%) of such excess attributable to each such payment of rent or other consideration received by Tenant promptly after its receipt;

          (j) to pay to Landlord one and a quarter times the total of the base rent set forth in Article III then applicable for each month or portion thereof Tenant shall retain possession of the Premises or any part thereof after the termination of this lease, whether by lapse of time or otherwise, the provisions of this paragraph shall not operate as a waiver by Landlord of any right of re-entry provided in this Lease;

          (k) in case Tenant takes possession of the Premises prior to commencement of the Term, to perform and observe all of Tenant's covenants from and after the date upon which Tenant takes possession except that no rent set forth in Article III shall accrue prior to the beginning of the Term;

          (l) not to suffer or permit any lien of mechanics or materialmen to be placed against the Building or the Premises or Tenant's interest under this lease for which Tenant is responsible, and in case of any such lien attaching immediately to pay off and remove the same;

          (m) Tenant shall comply with all laws regulating the storage, sale, disposal and use of hazardous substances in connection with Tenant's use and occupancy of the Premises.

     VI. Landlord covenants to provide the following services, subject to the conditions hereinafter set forth:

          (a) Landlord shall be responsible for maintenance, repairs and replacements to the following portions of the Buildings: the structural components of the Buildings, including the foundations, framing, sub-floors and appurtenances thereto, the roofs of the Buildings, the walls, windows, exterior doors and other portions of exterior of the Buildings. Landlord shall keep such portions of the Buildings in good and safe and watertight order, condition and repair, excepting only reasonable use and wear and shall make all repairs and replacements of every name and nature as may be necessary.

     Landlord shall not be liable to Tenant for any compensation or reduction of rent by reason of inconvenience or annoyance or for loss of business arising from the necessity of Landlord or its agents entering the Premises for any of the purposes of this Lease authorized, or for regular repair of the Premises or any portion of the Building however the necessity may occur. In case Landlord is prevented or delayed from making any regular repairs, alterations or improvements, or furnishing any services or performing any other covenant or duty to be performed on Landlord's part, by reason of any cause reasonably beyond Landlord's control, Landlord shall not be liable to Tenant therefor, nor shall Tenant be entitled to any abatement or reduction of rent by reason thereof, unless such failure constitutes actual or constructive, total or partial, eviction from the Premises. Landlord reserves the right to stop any service or utility system, when necessary by reason of accident or emergency, or until necessary repairs have been completed; provided, however, that in each instance of stoppage, Landlord shall exercise reason-able diligence to eliminate the cause thereof. Except in case of emergency repairs, Landlord will give Tenant reasonable advance notice of any contemplated stoppage and will use reasonable efforts to avoid unnecessary inconvenience to, Tenant by reason thereof.

     VII. In case all or any substantial part of any of the Properties shall be taken or condemned by any competent authority for any public use or purpose, then this Lease shall terminate at the election of Tenant or Landlord with respect to the portions of the Premises located on the Property affected by such taking or condemnation. Such election may be made notwithstanding Landlord's entire interest may have been divested. If such taking or condemnation substantially reduces the floor area of any of the Buildings or restricts access to or the use thereof, Tenant shall have the right, effective when its possession or use of such Building is disturbed, to terminate this lease with respect to the Property affected by such taking or condemnation, by notice to Landlord within thirty (30) days of the day on which. Tenant's use and possession of the Property is so disturbed. If this Lease is not terminated as above provided, then in the case of such taking or condemnation rendering the Premises or any part thereof unfit for use and occupation, a just proportion of the rent according to the nature and extent of the disruption of Tenant's use and occupancy shall be abated until the Premises or what remains thereof shall be put in proper condition for use and occupation. Landlord reserves and excepts all rights to awards made for damage to the Premises and Building and the leasehold hereby created accruing by reason of any exercise of eminent domain or by reason of anything lawfully done in pursuance of any public or other authority, other than any award for relocation expenses payable directly to Tenant. Tenant grants to Landlord all Tenant's rights to such awards, other than for relocation expenses, and covenants to execute and deliver such further instruments of assignment thereof as Landlord may from time to time request.

     If any portion of the Premises shall be destroyed or damaged by fire or other cause, Landlord shall, unless this Lease is terminated as hereinafter provided, repair and restore the same with reasonable promptness. If such destruction or damage renders any of the Buildings untenantable and if such Building cannot reasonably be made tenantable within two (2) months, then in any of such cases either party shall have the right to terminate this Lease with respect to those portions of the Premises located on the Property upon which the destroyed or damaged Building is located as of the date of such destruction or damage by giving notice to the other party at any time within sixty (60) days after such destruction or damage shall have occurred. In the event any such damage renders any portion of the Premises tenantable and this lease is not terminated as above provided, rent shall abate during the period beginning with the date of such fire or other cause and ending with the date when the Premises are again rendered tenantable by an amount bearing the same ratio of the total amount of rent for such period as the untenantable portion of the Premises bears to the entire Premises.

     VIII. If any default by Tenant continues after notice, in case of Base Rent for more than fifteen (15) days, or in any other case for more than thirty (30) days and such additional time, if any, as is reasonably necessary to cure the default if the default is of such a nature that it cannot reasonably be cured in thirty (30) days; or if Tenant makes any assignment for the benefit of creditors, commits any act of bankruptcy or files a petition under any bankruptcy or insolvency law; or if such a petition is filed against Tenant and is not dismissed within ninety (90) days; or if a receiver or similar officer becomes entitled to Tenant's leasehold hereunder and it is not returned to Tenant within ninety (90) days, or if such leasehold is taken on execution or other process of law in any action against Tenant; then in any such case, whether or not the Term shall have begun, Landlord may immediately, or at any time while such default exists, terminate this lease by notice to Tenant, whereupon this lease shall terminate, but Tenant shall remain liable as hereinafter provided. Upon such termination Landlord may recover possession of the Premises by summary process.

     In the event that this Lease is terminated for breach of any obligation of Tenant, Tenant covenants to pay forthwith to Landlord, as compensation, the excess of the total rent reserved for the residue of the Term over the rental value of the Premises for said residue of the Term. In calculating the rent reserved there shall be included, in addition to the fixed rent and all additional rent, the value 'of all other considerations agreed to be paid or performed by Tenant for said residue. Tenant further covenants as an additional cumulative obligation after any such-termination to pay punctually to Landlord all the sums and perform all the obligations which Tenant covenants in this Lease to pay and to perform in the same manner and to the extent and at the same time as if this Lease had not been terminated. In calculating the amounts to be paid by Tenant under the next foregoing covenant Tenant shall be credited with any amount paid to Landlord as compensation as in this paragraph provided and also with the net proceeds of any rent obtained by Landlord by reletting the Premises, after deducting all Landlord's expenses connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, fees for legal services (but excluding expenses of preparing the Premises for such reletting), it. being agreed by Tenant that Landlord may (i) relet the Premises or any part or parts thereof, for a term or terms which may at Landlord's option be equal to or less than or exceed the period which would otherwise have constituted the balance of the Term and may grant such concessions and free-rent as Landlord in its sole judgment considers reasonably advisable or necessary to relet the same, and (ii) make such alterations, repairs and decorations in the Premises as Landlord in its sole judgment considers reasonably advisable or necessary to relet the same, and no action of Landlord in accordance with the foregoing or failure to relet or to collect rent under reletting shall operate or be construed to release or reduce Tenant's liability as aforesaid.

     Nothing contained in this Lease shall limit or prejudice the right of Landlord to provide for and obtain in proceedings for bankruptcy, insolvency or like proceedings by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above.

     IX. No consent or waiver, express or implied, by Landlord, to or of any breach of any covenant, condition or duty of Tenant, shall be construed as a consent or waiver to or of any other breach of the same or any other covenant, condition or duty. Any notice from either party to the other shall be in writing and shall be deemed duly served if mailed by registered mail addressed if to Tenant at the address set forth in Article I prior to commencement of the Term and thereafter at the Premises or if to Landlord at the place from time to time established for the payment of rent. The covenants and agreements of Landlord and Tenant shall run with the land and be binding upon and inure to the benefit of them and their respective heirs, executors, administrators, successors and assigns, but no covenant or agreement of Landlord, express or implied, shall be binding upon Landlord or any successor owner of the Premises except for defaults occurring during such person's period of ownership. If Tenant is several persons or a partnership, Tenant's obligations are joint and several. No Trustee, individually, and no beneficiary or shareholder of Land-lord shall be personally liable hereunder, all such liability being limited to the trust estate of said Trust.

     X. Tenant and Landlord agree that from time to time, upon not less than twenty (20) days prior written request-by the requesting party, to execute, acknowledge and deliver to the requesting party a statement in writing certifying that this Lease is unmodified and in full force and effect and that there are no defenses, offsets or counterclaims then existing in the performance of the covenants under this Lease and that there are no uncured defaults of Landlord or Tenant under this Lease (or, if there have been any modifications that the same is in full force and effect as modified and stating the modifications and, if there are any defenses, offsets, counterclaims, or defaults, setting them forth in reasonable detail), and the dates to which the rent has been paid.

     XI. The Tenant shall, at its own cost and expense, obtain and throughout the Term shall maintain insurance with companies qualified to do business in Massachusetts, and acceptable to the Landlord for its benefit, and for the benefit of the Landlord as additional insured as his respective interests may appear, as follows:

     (i) Comprehensive general liability insurance, covering death, bodily and personal injury and property damage in the combined single-limit amount of at least One Million Dollars ($1,000,000), or such other amount as may result from the operation of clause (iv) below. Such insurance coverages shall include a contractual liability endorsement covering the indemnity for death, bodily injury to persons and damage to property and a personal injury endorsement covering such wrongful acts as false arrest, false imprisonment, malicious prosecution and libel and slander. Tenant shall require any contractor of Tenant performing work within the premises to maintain Workers' Compensation or similar insurance required by law and comprehensive general liability insurance including contractor's liability coverage with broad form property damage endorsement to afford protection against personal injury, death and property damage in the combined single limit of One Million ($1,000,000), or such greater amount as Landlord may reasonably determine is customary in the Cambridge area.

     (ii) To the extent required by law, Workers Compensation, United States Longshoremens and Harborworkers Coverage, or similar insurance in form and amounts required by law.

     (iii) All risk property insurance, including burglary and theft insurance, written a replacement cost value and with replacement cost endorsement covering all of Tenant's personal property in the premises (including, without limitation, inventory, trade fixtures, floor coverings, furniture and other property removable by Tenant under the provisions of this Lease) and all leasehold improvements installed in the Premises by or on behalf of Tenant or otherwise, and property of others. The term "replacement cost" shall mean the actual costs of restoration as nearly as practicable to a condition functionally equivalent and of equal value to that immediately prior to the casualty, without regard to depreciation, and shall be redetermined by such insurer every two years or at such more frequent intervals as the Landlord or any mortgagee may from time to time reasonably determine.

     (iv) At the written request of the Landlord, such other insurance coverages and such additional coverage amount as a prudent and reasonable owner in the Cambridge areas would from time to time carry on similar premises in view of any new risks arising or changes of conditions (e.g. Inflation) occurring during the Term.

     At the commencement of the Term and thereafter not less than ten (10) days prior to the expiration date of the policies theretofore furnished, certificates thereof issued by the insurers, shall be delivered to the Landlord.

     The insurance described in Section (i), (ii) and (iii) shall be written as primary coverage, not contributing with and not in excess of coverage which Landlord may carry. All such insurance shall provide that the coverage afforded shall not be effected by the performance of construction work by or for Tenant in or about the Premises.

     In regard to the use and occupancy of the Premises, Tenant will observe all laws, ordinances, rules and regulations of governmental authorities and all reasonable recommendations of Landlord's insurer and its risk management and safety personnel.

     Tenant agrees to use and occupy Premises at Tenant's own risk and expressly assumes all risk of damage to property and injury to persons either proximate or remote. Landlord will not be liable to Tenant or to Tenant's agents or employees for any damage to property or any injury to persons due to the condition or design of any defect in the Buildings or equipment which may exist or occur, or due to the Building or the Properties or any part thereof becoming out of repair, unless such damage or injury is proximately caused by the negligence or misconduct of Landlord; or for any loss, damage or injury that may be occasioned by or through the acts or omissions of other tenants in the Buildings or any other person whatsoever, excepting only loss,- damage or injury proximately caused by the negligence or misconduct of the agents or employees of Landlord; for any loss or damage to any property or injury to any person occasioned by theft, fire, Act of God, public enemy, injunction, riot, insurrection, court order., order of governmental authority, or any other matter beyond the control of Landlord.

     The Landlord and the Tenant each hereby release the other from an liability for an loss or damage to the Premises or other property and for injury-to or death of persons occurring on or about the-Premises or in any manner growing out of or connected with the. Tenant's use and occupation of the Premises or the condition thereof, whether or not caused by the negligence or other fault of the Landlord, the Tenant or their respective agents, employees, subtenants, licensees, invitees or assignees; provided, however, that this release (i) shall apply notwithstanding the indemnities set forth herein, but only to the extent that such loss or damage to the Premises or other property or injury to or death of persons is covered by insurance which protects the Landlord or persons is covered by insurance which protects the Landlord or the Tenant or both of them as the case may be; (ii) shall not be construed to impose any other or greater liability upon either the Landlord or the Tenant than would have existed in the absences hereof, and (iii) shall be in effect only to the extent and so long as the applicable insurance policies provide that this release shall not affect the right of the insured to recover under such policies, which clauses shall be obtained by the parties hereto when available.

     XII. Landlord and Tenant represent and warrant to each other that neither have had dealings with any real estate broker in connection with this Lease. Each agrees to hold the other harmless and indemnify the nonbreaching party from any expense or liability arising out of a claim for commission by any broker claiming or alleging to have acted on behalf of or dealt with the other party.

     XIII. If, in connection with obtaining financing for the Properties, or the interest of the Tenant under any ground or underlying lease, any recognized lending institution shall request reasonable modifications of this lease as a condition of such financing, Tenant covenants not unreasonably to withhold or delay its agreement to such modifications, upon Landlord's request, provided that such modifications do not increase the obligations, or materially and adversely affect the rights, of Tenant under this Lease.

     This Lease shall be subject and subordinate to any and all mortgages, deeds of trust and other instruments in the nature of a mortgage, now or at any time hereafter, a lien or liens on the Properties, and the Tenant shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of this Lease to said mortgages, deeds of trust or other such instruments in the nature of a mortgage; provided, however, that the holder of such an interest to which this Lease may be subordinated shall first deliver to Tenant .an agreement. whereby such holder shall agree to recognize the rights of Tenant under this Lease subject to Tenant's performance of its obligations hereunder.

     XIV. Landlord hereby indemnifies Tenant and agrees to save it harmless from and against all damages, actions, claims, liability, and expense arising out of or connected with loss of life, personal injury, or property damage arising from or out of any occurrence in, upon or at the Premises caused wholly or in part by any act or omission of Landlord, its agents, contractors, employees, sub-lessees or concessionaires including, but not limited to, any litigation commenced by or against Landlord. Landlord agrees to pay all costs, expenses and reasonable attorneys' fees incurred or paid by Tenant in enforcing this covenant.

     XV. In the event of Landlord's failure to pay any sum or sums which Landlord is obligated to pay and the nonpayment of which results in a material interference with the conduct of Tenant's business in the Premises, or in the event of Landlord's failure to perform any agreement or obligation on its part to be performed hereunder, which failure has resulted in a material interference with Tenant's use and enjoyment of any portions of the Premises, Tenant shall, without thereby affecting any other right or remedy of Tenant, have the right
(i) if no emergency exists, to make s such payment or perform such obligation after giving thirty (30) days' written notice to Landlord or, if such failure is not curable within said thirty (30) day period, such longer period as is reasonably necessary in which to cure such failure, provided Landlord commences to cure the same within such thirty (30) day period and thereafter diligently prosecutes the same to completion; and (ii) in any emergency situation to make such payment or perform such obligation after giving Landlord such notice as is reasonable under the circumstances of such emergency. Landlord shall, on demand, reimburse Tenant for the reasonable costs and expenses incurred by Tenant in making such payment or performing such obligation as aforesaid, including reasonable attorneys' fees, failing which Tenant shall have the right to deduct such sums from the next installment(s) of rent and/or other charges due hereunder.

     This Lease contains all of the agreements of the parties with respect to the subject matter thereof and supersedes all prior dealings between them with respect to such subject matter.

     WITNESS the execution hereof under seal as of this 1st day of October, 1992.

                                        LANDLORD:


                                        /s/ C. Vincent Vappi
                                        ----------------------------------------
                                        C. Vincent Vappi

                                        TENANT:

                                        VERTEX PHARMACEUTICALS INCORPORATED


                                        By: /s/ Richard H. Aldrich
                                            ------------------------------------
                                            Richard H. Aldrich,
                                            Vice President, Chief
                                            Business Officer
                                            Hereunto Duly Authorized

[MAPS]

                            First Amendment to Lease

Date:       As of March 1, 1995

Lease: A certain lease dated October 1, 1992 between and Landlord, as landlord, and the Tenant, as tenant, as to the Premises, a copy of which is attached hereto as Exhibit A

Landlord:   C. Vincent Vappi

Tenant:     Vertex Pharmaceuticals Incorporated

Premises:   As defined in the Lease, the 618 Putnam Premises, 40 Allston
            Premises, 228 Sidney Premises, and 240 Sidney Premises (including
            Phase II of the Sidney Premises), as amended herein.

                                    RECITALS

A. Landlord and Tenant have continuing obligations under the Lease.

B. Landlord and Tenant desire to extend the term and modify certain terms of the Lease as set forth herein.

     NOW, THEREFORE, For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Landlord and Tenant agree as follows:

1. Paragraph I of the Lease is amended to add to the Premises an additional, approximate 1,750 square feet located at the 240 Sidney Premise as shown on Exhibit B, attached hereto., and provide that the defined term "240 Sidney Premises" includes such additional space. The total rentable square feet of the Premises upon and after this Amendment is 31,429.

2. Paragraph II of the Lease is amended to provide that the Lease, as previously extended, shall expire at 11:59 P.M. on December 31, 1999.

3. Paragraph II of the Lease is further amended to add the following paragraphs

          Tenant shall have the right to extend the term of this Lease:
          (Tenant's "Second Extension Right") for an additional term of two (2) years (January 1, 2000 through December 31, 2001) (the "Second Extended Term) by giving written notice to the Landlord which notice must be received by Landlord on or before December 31, 1998, and which notice must specify Tenant's election to extend the term of the Lease. It shall be a condition precedent to the right of the Tenant to extend the term that no uncured Event of Default hereunder shall exist under this Lease either upon the date Tenant gives the notice of Tenant's election to extend the term or upon the state of the commencement of the extension of the Lease term. If the term of the Lease is extended as herein provided, such extension shall be upon all of the same terms and conditions as the Original Term, as amended, except that the Base Rent during the Second Extended Term shall be the product of the total square footage of the Premises multiplied by $12.50, or, based on 32,000 square feet, $412,500.00 annually.

          In the event Tenant exercises the Second Extension Right, Tenant shall have the right to extend further the term of this Lease (Tenant's "Third Extension Right") for an additional term of two (2) years (January 1, 2002 through December 31, 2003) (the "Third Extended Term) by giving written notice to the Landlord which notice must be received by Landlord on or before December 31, 2000, and which notice must specify Tenant's election to extend the term of the Lease. It shall be a condition precedent to the right of the Tenant to extend the term that no uncured Event of Default hereunder shall exist under this Lease either upon the date Tenant gives the notice of Tenant's election to extend the term or upon the o ate of the commencement of the extension of the Lease term. If the term of the Lease is extended as herein provided, such extension shall be upon all of the same terms and conditions as the Original Term, as amended, except that the Base Rent during the Third Extended Term shall be the product of the total square footage of the Premises multiplied by $13.50, or, based on 32,000 square feet, $445,500,00 annually.

          As used herein, the word "term" shall mean the Original Term, the Extended Term (as extended and amended previously and herein), and upon exercise of Tenant's election to extend the term by the Second Extension Right, the Second Extended Term, and upon exercise of Tenant's election to extend the term by the Third Extension Right, the Third Extended Term.

4. Paragraph III of the Lease is amended to provide that:

     a. Commencing March 1, 1995 through December 31, 1996, the Base Rent shall be $10.20 per rentable square foot of the Premises, or $320,575.80 annually (pro rata reduced for any portion of a year) payable in monthly installments of $26,714.65;

     b. Commencing January 1, 1997 through the end of the term, the Base Rent shall be $11.00 per rentable square foot of the Premises, or $363,000.00 annually (pro rata reduced for any portion of a Year) payable in monthly installments of $30,250.00.

5. Paragraph IV (a) is amended to read as follows:

     (a) Tenant shall pay as additional rent an amount equal to the Operating Expenses for the Premises, and for any portion of the building in which the 240 Sidney Premises is located which is not part of the 240 Sidney Premises (collectively, the "Entire Premises"), for the applicable fiscal year, such amount to be apportioned for any fraction of a fiscal year in which the Commencement Date falls or the term ends.

6. Paragraph IV(h) and IV(i) are amended to read as follows:

     (h) Tenant shall pay when due all charges by public authority or utility for electricity, telephone, gas and clearing and maintenance rendered to the Premises and service inspections made therefor, whether called charge, tax, assessment, use fee or otherwise, and other sums which by the terms of this Lease are to be paid by the Tenant and Tenant shall pay when due all charges by public authority or utility for electricity and gas rendered to or for the benefit of the Entire Premises.

     (i) Tenant shall reimburse Landlord for all water and sewer charges payable with respect to the Entire Premises. Such reimbursement payments shall be made by Tenant within 10 days of receipt by. Tenant of bills for same and evidence that such bills have been paid by Landlord.

7. Paragraph V(b) is amended to delete the last sentence, namely :

          Landlord and Tenant specifically agree that Tenant will be installing certain equipment into the Premises (including, but not limited to, casework, hoods, benches and XVAC equipment), and that such equipment shall not become fixtures and that Tenant shall be entitled to remove all such equipment at the termination of this lease, provided that Tenant repairs any damage to the Premises caused by removal of such equipment;

8. In all other respects, the Lease remains in full force and effect and unmodified hereby.

                                        Landlord:


                                        /s/ C. Vincent Vappi
                                        ----------------------------------------
                                        C. Vincent Vappi


                                        Tenant:

                                        Vertex Pharmaceuticals Incorporated


                                        /s/ Richard H. Aldrich
                                        ----------------------------------------
                                        By: Richard H. Aldrich
                                        Its: Senior Vice President

                            Second Amendment to Lease

Date:       As of February 12, 1997

Lease: A certain lease dated October 1, 1992 between the Landlord, as landlord, and the Tenant, as tenant, as to the Premises, as amended by First Amendment to Lease dated as of March 1, 1995 (the "First
            Amendment")

Landlord:   C. Vincent Vappi.

Tenant:     Vertex Pharmaceuticals Incorporated

Premises:   As defined in the Lease, the 618 Putnam Premises, 40 Allston
            Premises, 228 Sidney Premises, and 240 Sidney Premises (including
            Phase II of the Sidney Premises), as amended herein

                                    RECITALS

A. Landlord and Tenant have continuing obligations under the Lease.

B . Landlord and Tenant desire to extend the term and modify certain terms of the Lease as set forth herein.

     NOW, THEREFORE, For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged; the Landlord and Tenant agree as follows:

     1. Paragraph I of the Lease and paragraph 1 of the First Amendment are amended to provide that the defined term, "240 Sidney Premises" includes all space in the building located at 240 Sidney Street, Cambridge, Massachusetts. The total rentable square feet of the Premises upon and after the effective date of this Amendment is 35,000.

     2. Paragraph II of the Lease is amended to provide that the Lease, as previously extended, shall expire at 11:59 P.M. on December 31, 2003. As used in the Lease as hereby amended, the word "term" shall mean the Original Term and the Extended Term, as extended and amended previously and herein.

     3. Paragraph 3 of the First Amendment is deleted is its entirety.

     4. Paragraph III of the Lease is amended to provide that;

          Commencing January 1, 1997 through December 31, 2001, the Base Rent shall be $10.37 per rentable square foot of the Premises, or $363,000,00 annually (pro rata reduced for any portion of a Year) payable in monthly installments of $30,250.00;

          Commencing January l, 2002 through December 31, 2003, the Base Rent shall be $11.93 per rentable square foot of the Premises, or $417,450.00 annually (pro rata reduced for any portion of a Year) payable in monthly installments of $34,787.50.

     5. In all other respects, the Lease remains in full force and effect and unmodified hereby.

     6. Notwithstanding anything to the contrary contained herein, this Second Amendment is subject to and conditional upon the Landlord's obtaining a loan secured by a mortgage on the Premises by April 15, 1997. In the event that such a mortgage loan is not concluded by such date, this Second Amendment shall be null and void and of no effect.

     Signed under seal as of the date first written above. Landlord:

                                        Landlord:


                                        /s/ C. Vincent Vappi
                                        ----------------------------------------
                                        C. Vincent Vappi


                                        Tenant:

                                        VERTEX PHARMACEUTICALS
                                        INCORPORATED


                                        By: /s/ Richard Aldrich
                                            ------------------------------------

                            Third Amendment to Lease

Date:       As of March 31, 2003

Lease: A certain lease dated October 1, 1992 between C. Vincent Vappi, predecessor in interest to Landlord, as landlord, and the Tenant, as tenant, as to the Premises, as amended by First Amendment to Lease dated as of March 1, 1995 (the "First Amendment"), and Second
            Amendment to Lease as of February 12, 1997 ("Second Amendment").

Landlord:   240 Sidney Street, LLC

Tenant:     Vertex Pharmaceuticals Incorporated

Premises:   As defined in the Lease, the 618 Putnam Premises, 40 Allston
            Premises, 228 Sidney Premises, and 240 Sidney Premises (including
            Phase II of the Sidney Premises), as amended herein

                                    RECITALS

A. Landlord and Tenant have continuing obligations under the Lease.

B. Landlord axed Tenant desire to extend the term and modify certain terms of the Lease as set forth herein

     NOW, THEREFORE, For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Landlord and Tenant agree as follows:

     1. Paragraph II, of the Lease is amended to provide that the Lease, as previously extended, shall expire at 11:59 P.M. on December 31, 2006. As used in the Lease as hereby amended, the word "term" shall mean the Original Term and the Extended Term, as extended and amended previously and herein.

     2.   Paragraph III of the Lease is amended to add the following paragraph:

          Commencing January 1, 2004 through December 31, 2006, the Base Rent shall be $11.93 per rentable square foot of the premises, or $430,100.00 annually (pro rata reduced for any portion of a Year) payable in Monthly installments of $35,841.67.

     3. In all other respects, the Lease remains in full force and effect and unmodified hereby.

     Signed under seal as of the date first written above.

                                        Landlord:

                                        240 Sidney Street, Inc.


                                        /s/ C. Vincent Vappi
                                        ----------------------------------------
                                        C. Vincent Vappi, President


                                        Tenant:

                                        Vertex Pharmaceuticals Incorporated


                                        /s/ Ian Smith
                                        ----------------------------------------
                                        By: Ian Smith
                                        Its: Chief Financial Officer, VP

                          COMMONWEALTH OF MASSACHUSETTS

Suffolk __________, ss                                            March 21, 2003

     Then personally appeared before me the above-named C. Vincent Vappi, as President of 240 Sidney Street, Inc. the Manager of 240 Sidney Street, LLC, and acknowledged the execution of the foregoing instrument to be his free act and deed as aforesaid and the free act and deed of 240 Sidney Street, LLC.


                                        /s/ Marzertt D. Paker
                                        ----------------------------------------
                                        Notary Public
                                        My commission Expires March 29, 2009

                          COMMONWEALTH OF MASSACHUSETTS

Suffolk __________, ss                                            March 19, 2003

     Then personally appeared before me the above-name Ian Smith, thee Chief Financial Officer of Vertex Pharmaceuticals Incorporated, who acknowledged the foregoing instrument to be his free act and deed as aforesaid and the free act and deed of Vertex Pharmaceuticals Incorporated.


                                        /s/ [Illegible]
                                        ----------------------------------------
                                        Notary Public
                                        My commission Expires May 2, 2008